INCOME TAXES - Effective Income Tax Reconciliation (Details) - CAD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
TAXATION
Net income (loss) before income taxes		$ (502,779)	$ (2,070,249)
Income tax recovery based on effective rate of 27% (2020 - 27%)		(135,750)	(551,850)
Permanent differences and others		26,856	479,127
Change in deferred tax assets not recognized		$ 108,894	$ 72,723
Effective tax rate	27.00%	27.00%	27.00%